CASH AND CASH EQUIVALENTS	12 Months Ended
Dec. 31, 2021
Cash and cash equivalents [abstract]
CASH AND CASH EQUIVALENTS	CASH AND CASH EQUIVALENTS

In thousands of USD	December 31, 2021	December 31, 2020
Cash at bank	687,573	82,314
Short-term highly liquid investments	213,033	—
Total	900,606	82,314
Cash and cash equivalents includes deposits at banks and short-term, highly liquid investments that are readily convertible to known amounts of cash and which are subject to only insignificant risks of changes in fair value. The original maturity or the remaining maturity at the date of purchase of such investments does not exceed three months. Bank balances and investments made in foreign currencies are translated at the exchange rate on the balance sheet date.